Putnam
Convertible
Income-Growth
Trust

SEMIANNUAL REPORT

April 30, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Putnam Convertible Income-Growth Trust has an impressive all-around game. This fund covers the bases in the convertible universe, and then some."

                   --  Morningstar Mutual Funds, December 5, 1997

* "Funds that own convertible securities are a safer haven than equities in difficult markets, but they offer more growth potential than bonds. So they're suitable for most portfolios -- especially when, as now, protecting gains looms larger than seeking them."

                   -- Timothy Middleton, Microsoft Investor, January 13, 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

28 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

While the aftereffects of the Asian crisis continued to influence the stock market during the first half of Putnam Convertible Income-Growth Trust's semiannual period, the dual nature of convertible securities proved a particular advantage -- and enabled the fund to deliver strong returns.

As the U.S. economy continued its expansion and as interest rates remained relatively low, your fund's holdings benefited from an environment favorable to both stocks and bonds. Because we had emphasized sectors less likely to be influenced by Asian developments, the portfolio value remained relatively resilient even during the occasional bouts of market volatility.

In the following report, Charles Pohl, your fund's manager, comments on market conditions and explains his sector strategy for the period.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 17, 1998



Report from the Fund Manager
Charles G. Pohl

Putnam Convertible Income-Growth Trust's class A shares earned a solid 10.23% return at net asset value (3.88% at maximum public offering price) in the first six months of its 1998 fiscal year, which ended April 30, 1998. The period opened amid market uncertainty regarding the impact of the Asian financial crisis on U.S. business activity, but the U.S. economy continued to expand at a robust pace while long-term interest rates stayed at relatively low levels. Both of these factors propelled the convertible securities market, in which two thirds of the fund's assets are invested. For complete performance information, including the returns of all share classes and over longer time periods, please see the tables that begin on page 9.

* CONVERTIBLES SHOW RESILIENCE THROUGH ASIAN CRISIS

As the Asian crisis unnerved the U.S. stock market late in 1997, some convertible securities, particularly those in the technology sector, experienced a correction. However, the downturn was not severe because Asian events simultaneously had a disinflationary effect on the U.S. economy and pushed down interest rates, a circumstance that makes convertibles more attractive to investors. This factor enabled convertibles to hold up better than many common stocks of the same underlying companies, particularly those in the hard-hit technology sector.

Given that the technology and telecommunication sectors are heavily represented in the convertible universe, we believe that our security selection was paramount, as always, in achieving the favorable risk-adjusted performance in this period that investors expect from a convertible fund. To limit risk, we manage the fund with a value tilt, buying issues of what we believe are financially sound companies that are attractively priced relative to other companies or sectors and have reasonable prospects for improving returns. This approach provided relative stability as the Asian crisis unfolded, because the portfolio was more heavily weighted in domestic industries, such as cable television, financials, and airlines than in more expensive technology issues. Only in late 1997 when high-quality securities in the technology sector began trading at lower prices did our value discipline enable us to make opportunistic purchases.

* NEW VALUE OPPORTUNITIES IN TECHNOLOGY

Technology issues account for roughly one fifth of the convertible securities market. For that reason, we monitor the prices and competitiveness of technology companies on an ongoing basis. Late in 1997, as the outlook for their Asian business partners and customers deteriorated, many technology companies suffered falling stock prices. We took advantage of this opportunity by acquiring many issues that previously had been too expensive.

Several of the new holdings are companies that manufacture equipment used in making and testing computer semiconductors. Examples of these companies are Kent Electronics, Credence Systems, and LAM Research. Because these convertibles were purchased at deep discounts, they provide the fund with generous yields and the potential for capital appreciation. The semiconductor industry is enduring a downturn and our near-term outlook is mixed, but these companies feature strong balance sheets.

[GRAPHIC OMITTED: HORIZONTAL BAR CHART OF TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Oil and gas                            7.4%

Banks                                  6.0%

Insurance
and finance                            5.8%

Pharmaceuticals
and biotechnology                      5.4%

Retail                                 4.7%

Footnote reads:
* Based on net assets as of 4/30/98. Holdings will vary over time.

Another technology holding which continues to strengthen is Lernout & Hauspie. This Belgian company is the global leader in the development of advanced speech technology. Its computer voice recognition system represents the next major step in the development of the personal computer, and the company has signed licensing contracts with more than 100 firms for a variety of projects. As the issue has appreciated, we have sold portions of the fund's position in order to maintain what we consider a weighting appropriate to the fund's risk profile.

* CONTINUING STRENGTH IN FINANCIALS; NEW STRENGTH IN CABLE

As has been the case for the last 18 months, your portfolio has consistently overweighted financial holdings. Over the last year, restructurings and consolidations, combined with a strong economy and a favorable interest-rate environment, have propelled the performance of the banking sector. One of the major players in the industry's consolidation moves was Banc One. Our convertible holding in Banc One ultimately benefited from the company's recently announced merger with First Chicago. Another financial issue that also performed quite well in the period was a convertible preferred issued by American Bankers Insurance Group. This company is a provider of specialized insurance products. Its successful franchise, operating track record, and unique distribution network attracted competing takeover bids from AIG and Cendant, which prompted us to sell the holding and take profits in this period.

Like the financial industry, the cable television industry has endured ups and downs in recent years. We found the prices of cable issues attractive in early 1997 and acquired several for the fund that have since performed well, including U.S. West Media Group, Telecommunications, Inc., and Time Warner. New strategies, alliances, and technology are allowing cable companies to expand the range of services they offer to household customers, and we see continuing potential in this industry.

* DIVIDEND-PAYING STOCKS CONTINUE TO LEND STABILITY

While your fund's primary investments are convertible securities, we also keep approximately one third of assets in common stocks. We choose stocks using the same value strategy we apply to convertibles, but we focus our research on large dividend-paying stocks that tend to be relatively steady. During the recent period, the fund's common stock holdings generally performed well as the market rose, though several oil companies languished as a result of falling energy demand in Asia. The price decline gave us an opportunity to add to the fund's energy stocks at attractive prices. We expect that these holdings will appreciate because the depressed price of oil is reducing exploration efforts. Therefore, supply in coming years is likely to be limited even as demand recovers.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Safeguard Scientifics, Inc., 144A convertible subordinated notes 6s,
2006
Computer services

Kmart Financing I, $3.875 convertible cumulative preferred
Retail

H.F. Ahmanson & Co., $3.00 convertible preferred
Savings and loans

Equity Residential Properties Trust Series E, $1.75 convertible preferred
Real estate

General Electric Co.
Conglomerate

Tele-Communications (TCI Group) Series A, $2.125 convertible preferred
Cable television

Finova Finance Trust, $2.75 convertible cumulative preferred
Financial services

Roche Holdings, Inc., convertible unsubordinated LYON
0%, 2010 (Switzerland)
Pharmaceuticals

Continental Airlines, Inc., convertible subordinated debenture
6 3/4s, 2006
Transportation

AirTouch Communications, Inc. Series C, $2.125 convertible preferred
Telecommunications

These hodings represent 8.0% of the fund's net assets as of 4/30/98. Portfolio holdings will vary over time.

* POSITIVE OUTLOOK FOR CONVERTIBLES MARKET

As discussed above, the current backdrop for the convertibles market is positive as long as the domestic economy expands and interest rates remain low. Our chief concern is that this favorable setting is prompting many issuers of new convertible securities to seek expensive terms. As part of our value approach, we try to avoid overpriced offerings and have been focusing our efforts in the secondary market in which more seasoned convertibles can still be found at inviting prices. We believe that events in late 1997 demonstrated the wisdom of this approach, and we continue to be confident that it provides investors with attractive long-term returns with reduced risk along the way.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/98, there is no guarantee the fund will continue to hold these securities in the future.

The lower credit ratings of high-yield bonds in the portfolio reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Convertible Income-Growth Trust is designed for investors seeking current income and capital appreciation mainly through bonds and preferred stocks convertible into common stock, with capital conservation as a secondary objective.

TOTAL RETURN FOR PERIODS ENDED 4/30/98

                                Class A         Class B         Class M
(inception date)               (6/29/72)       (7/15/93)       (3/13/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months                    10.23%   3.88%   9.80%   4.87%   9.96%   6.09%
------------------------------------------------------------------------------
1 year                      26.50   19.22   25.56   20.56   25.87   21.50
------------------------------------------------------------------------------
5 years                    104.67   92.90   97.05   95.05   99.35   92.39
Annual average              15.40   14.04   14.53   14.30   14.80   13.98
------------------------------------------------------------------------------
10 years                   270.53  249.32  241.69  241.69  249.97  237.71
Annual average              13.99   13.32   13.07   13.07   13.35   12.94
------------------------------------------------------------------------------
Annual average
(life of fund)              12.87   12.61   11.82   11.82   12.10   11.95
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/98

                                                                  Lehman Bros.
                                           S&P 500                 Corporate
                                            Index                 Bond Index*
------------------------------------------------------------------------------
6 months                                    22.49%                   3.83%
------------------------------------------------------------------------------
1 year                                      41.07                   12.07
------------------------------------------------------------------------------
5 years                                    184.36                   44.78
Annual average                              23.25                    7.68
------------------------------------------------------------------------------
10 years                                   466.16                  153.95
Annual average                              18.93                    9.77
------------------------------------------------------------------------------
Life of fund
Annual average                              13.73                      --
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5-year, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

* Inception date of index was 12/31/72.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 4/30/98

                             Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)         2               2                2
------------------------------------------------------------------------------
Income                      $0.480          $0.401           $0.430
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                    1.271           1.271            1.271
------------------------------------------------------------------------------
Short-term                   0.685           0.685            0.685
------------------------------------------------------------------------------
  Total                     $2.436          $2.357           $2.386
------------------------------------------------------------------------------
Share value:              NAV     POP         NAV          NAV     POP
------------------------------------------------------------------------------
10/31/97               $23.22   $24.64      $23.01      $23.08   $23.92
------------------------------------------------------------------------------
4/30/98                 22.92    24.32       22.68       22.76    23.59
------------------------------------------------------------------------------
Current return:           NAV     POP         NAV          NAV     POP
------------------------------------------------------------------------------
(end of period)
------------------------------------------------------------------------------
Current dividend
rate1                    4.19%    3.95%       3.58%       3.81%    3.68%
------------------------------------------------------------------------------
Current 30-day SEC
yield2                   4.33     4.08        3.60        3.89     3.75
------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 3/31/98
(most recent calendar quarter)

                                Class A         Class B         Class M
(inception date)               (6/29/72)       (7/15/93)       (3/13/95)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                     6.62%   0.47%   6.23%   1.46%   6.34%   2.62%
------------------------------------------------------------------------------
1 year                      27.69   20.36   26.74   21.74   27.06   22.64
------------------------------------------------------------------------------
5 years                    103.29   91.61   95.79   93.79   97.98   91.09
Annual average              15.25   13.89   14.38   14.15   14.64   13.83
------------------------------------------------------------------------------
10 years                   271.74  250.28  242.95  242.95  251.13  238.77
Annual average              14.03   13.36   13.12   13.12   13.38   12.98
------------------------------------------------------------------------------
Life of class
Annual average              12.89   12.63   11.84   11.84   12.12   11.96
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of large-capitalization common stocks and is frequently used as a general gauge of stock market performance.

Lehman Brothers Corporate Bond Index* is an unmanaged list of corporate bonds.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



WELCOME TO

                        www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly.
So be sure to bookmark us at
http://www.putnaminv.com



Portfolio of investments owned
April 30, 1998 (Unaudited)



CONVERTIBLE BONDS AND NOTES (40.7%) (a)
PRINCIPAL AMOUNT                                                                                        VALUE


Aerospace and Defense (0.3%)
-------------------------------------------------------------------------------------------------------------
         $  3,810,000  SPACEHAB, Inc. 144A cv. sub. notes 8s, 2007                             $    4,076,700

Airlines (0.5%)
-------------------------------------------------------------------------------------------------------------
            1,948,000  Atlantic Coast Airlines 144A cv. sub. notes 7s, 2004                         6,126,460
            2,319,000  World Airways, Inc. 144A cv. sub. deb. 8s, 2004                              1,762,440
                                                                                               --------------
                                                                                                    7,888,900

Automotive (0.9%)
-------------------------------------------------------------------------------------------------------------
           10,740,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                               6,927,300
            3,700,000  Magna International cv. sub. deb. 5s, 2002                                   4,902,500
            3,750,000  Mascotech, Inc. cv. sub. deb. 4 1/2s, 2003                                   3,515,625
                                                                                               --------------
                                                                                                   15,345,425

Banks (0.2%)
-------------------------------------------------------------------------------------------------------------
            2,089,000  Banamex S.A. (Nassau Branch) 144A cv. jr. sub. notes 11s, 2003
                         (Bahamas)                                                                  2,203,895
              380,000  Banco Nationale de Mexico 144A cv. company guaranty 7s,
                         1999 (Bahamas)                                                               374,300
                                                                                               --------------
                                                                                                    2,578,195

Basic Industrial Products (0.6%)
-------------------------------------------------------------------------------------------------------------
            7,750,000  Thermo Electron Corp. 144A cv. sub. deb. 4 1/4s, 2003                        8,883,438

Broadcasting (0.5%)
-------------------------------------------------------------------------------------------------------------
            7,250,000  Jacor Communications, Inc. cv. Liquid Yield Option Notes
                         (LYON) zero %, 2018                                                        3,090,316
            3,505,000  Scandinavian Broadcasting System S.A. 144A cv. sub. notes
                         7s, 2004 (Luxembourg)                                                      4,324,294
                                                                                               --------------
                                                                                                    7,414,610

Building and Construction (0.5%)
-------------------------------------------------------------------------------------------------------------
            4,000,000  American Residential Services, Inc. cv. sub. notes 7 1/4s, 2004              2,960,000
            2,500,000  D.R. Horton, Inc. cv. sub. notes 6 7/8s, 2002                                5,371,875
                                                                                               --------------
                                                                                                    8,331,875

Business Equipment and Services (1.7%)
-------------------------------------------------------------------------------------------------------------
              750,000  Career Horizons, Inc. cv. bonds 7s, 2002                                     2,385,000
           10,000,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                               9,037,500
            2,820,000  Corporate Express, Inc. 144A cv. notes 4 1/2s, 2000                          2,548,575
            7,006,000  Maxtor Corp. cv. sub. deb. 5 3/4s, 2012                                      4,904,200
              750,000  U.S. Office Products Co. cv. sub. notes 5 1/2s, 2003                           694,688
            7,190,000  U.S. Office Products Co. 144A cv. sub. notes 5 1/2s, 2003                    6,039,600
                                                                                               --------------
                                                                                                   25,609,563

Computer Services (1.6%)
-------------------------------------------------------------------------------------------------------------
           11,225,000  Safeguard Scientifics, Inc. 144A cv. sub. notes 6s, 2006                    16,402,531
            9,520,000  System Software Associates, Inc. cv. sub. notes 7s, 2002                     8,127,700
                                                                                               --------------
                                                                                                   24,530,231

Computer Software (2.0%)
-------------------------------------------------------------------------------------------------------------
            1,500,000  Data General Corp. 144A cv. sub. notes 6s, 2004                              1,380,000
            9,500,000  Network Associates, Inc. 144A cv. sub. deb. zero %, 2018                     4,441,250
           11,500,000  Softkey International, Inc. 144A cv. sr. notes 5 1/2s, 2000                 10,853,125
           24,668,000  Western Digital Corp. 144A cv. sub. deb. zero %, 2018                        9,219,665
            4,500,000  Xilinx, Inc. cv. sub. notes 5 1/4s, 2002                                     4,781,250
                                                                                               --------------
                                                                                                   30,675,290

Computers (1.4%)
-------------------------------------------------------------------------------------------------------------
            4,600,000  Apple Computer, Inc. cv. sub. notes 6s, 2001                                 5,180,750
            4,309,000  EMC Corp. cv. sub. notes 3 1/4s, 2002                                        9,065,059
            5,090,000  Intevac, Inc. 144A cv. sub. notes 6 1/2s, 2004                               4,161,075
            1,500,000  Intevac, Inc. cv. sub. notes 6 1/2s, 2004                                    1,230,000
            2,500,000  Synoptics Communications, Inc. 144A cv. sub. deb. 5 1/4s, 2003               2,356,250
                                                                                               --------------
                                                                                                   21,993,134

Conglomerates (0.8%)
-------------------------------------------------------------------------------------------------------------
            1,400,000  Dart & Kraft Finance N.V. cv. company guaranty Ser. WW,
                         7 3/4s, 1998                                                               5,447,750
            3,800,000  Hexcel Corp. cv. sub. notes 7s, 2003                                         7,058,500
                                                                                               --------------
                                                                                                   12,506,250

Consumer Durable Goods (0.4%)
-------------------------------------------------------------------------------------------------------------
           17,753,000  Sunbeam Corp. 144A cv. sr. sub. notes 1.862s, 2018                           5,570,004

Consumer Non Durables (0.4%)
-------------------------------------------------------------------------------------------------------------
            7,835,000  Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                         6,894,800

Consumer Services (2.4%)
-------------------------------------------------------------------------------------------------------------
            4,200,000  America Online, Inc. 144A cv. sub. notes 4s, 2002                            7,255,500
           32,850,000  Boston Chicken, Inc. cv. LYON zero %, 2015                                   2,915,438
            5,540,000  Boston Chicken, Inc. cv. sub. deb. 7 3/4s, 2004                              1,966,700
            4,400,000  CKE Restaurants, Inc. 144A cv. sub. notes 4 1/4s, 2004                       4,229,500
            2,425,000  Einstein/Noah Bagel Corp. 144A cv. sub. deb. 7 1/4s, 2004                    1,370,125
            6,800,000  Fine Host Corp. 144A cv. sub. notes 5s, 2004                                 4,751,500
           20,150,000  Hollinger, Inc. cv. LYON zero %, 2013                                        8,211,125
            6,625,000  Pharmaceutical Marketing Services, Inc. 144A cv. deb.
                         6 1/4s, 2003                                                               6,293,750
              280,000  Pharmaceutical Marketing Services, Inc. cv. notes 6 1/4s, 2003                 266,000
                                                                                               --------------
                                                                                                   37,259,638

Electronic Components and Instruments (2.8%)
-------------------------------------------------------------------------------------------------------------
            1,500,000  Cirrus Logic, Inc. 144A cv. sub. notes 6s, 2003                              1,151,250
            2,035,000  Dovatron International cv. sub. notes 6s, 2002                               2,658,219
            4,750,000  HMT Technology Corp. 144A cv. sub. notes 5 3/4s, 2004                        4,132,500
            7,510,000  Kent Electronics Corp. cv. sub. notes 4 1/2s, 2004                           6,270,850
              875,000  Lernout & Hauspie Speech Products N.V. 144A cv. sub. notes 8s,
                         2001 (Belgium)                                                             5,486,250
            1,205,000  Photronics, Inc. cv. sub. notes 6s, 2004                                     1,765,325
            3,291,000  Solectron Corp. 144A cv. sub. notes 6s, 2006                                 4,743,154
            5,200,000  Thermo Instrument Systems, Inc. 144A cv. deb. 4 1/2s, 2003                   5,362,500
            1,215,000  Thermo Instrument Systems, Inc. 144A cv. company guaranty
                         3 3/4s, 2000                                                               2,624,400
            3,425,000  Thermo Optek Corp. 144A cv. bonds 5s, 2000                                   4,388,281
              275,000  Thermo Optek Corp. cv. bonds 5s, 2000                                          345,813
            4,425,000  Thermo Quest Corp. 144A cv. company guaranty 5s, 2000                        5,121,938
                                                                                               --------------
                                                                                                   44,050,480

Electronics and Electrical Equipment (1.0%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Checkpoint Systems, Inc. 144A cv. sub. deb. 5 1/4s, 2005                     2,225,000
            3,565,000  Motorola, Inc. cv. sub. deb. LYON zero %, 2013                               2,620,275
            1,400,000  Park Electrochemical Corp. cv. sub. notes 5 1/2s, 2006                       1,246,000
            2,385,000  S3, Inc. cv. sub. notes 5 3/4s, 2003                                         1,878,188
            2,385,000  S3, Inc. 144A cv. sub. notes 5 3/4s, 2003                                    1,812,600
            3,165,000  SCI Systems, Inc. cv. sub. notes 5s, 2006                                    5,633,700
                                                                                               --------------
                                                                                                   15,415,763

Entertainment (0.7%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  Loews Corp. cv. sub. notes 3 1/8s, 2007                                      3,045,000
           13,500,000  Time Warner, Inc. cv. sr. LYON zero %, 2013                                  8,235,000
                                                                                               --------------
                                                                                                   11,280,000

Environmental Control (1.2%)
-------------------------------------------------------------------------------------------------------------
            3,100,000  OHM Corp. cv. sub. deb. 8s, 2006                                             3,030,250
            1,000,000  Thermo Ecotek Corp. 144A cv. bonds 4 7/8s, 2004                              1,130,000
            3,940,000  Thermo Terratech, Inc. 144A cv. sub. deb. 4 5/8s, 2003                       3,590,325
            8,600,000  USA Waste Services, Inc. cv. sub. notes 4s, 2002                            10,674,750
                                                                                               --------------
                                                                                                   18,425,325

Food (0.3%)
-------------------------------------------------------------------------------------------------------------
            2,500,000  Chiquita Brands International, Inc. cv. deb. 7s, 2001                        2,362,500
            2,400,000  Chiquita Brands International, Inc. 144A cv. sub. deb 7s, 2001               2,268,000
                                                                                               --------------
                                                                                                    4,630,500

Health Care (1.2%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Assisted Living Concepts, Inc. cv. sub. deb. 6s, 2002                        2,135,000
            3,610,000  HEALTHSOUTH Corp. 144A cv. sub. notes 3 1/4s, 2003                           3,772,450
            5,700,000  NovaCare, Inc. cv. sub. deb. 5 1/2s, 2000                                    5,486,250
              500,000  Quantum Health Resources, Inc. cv. sub. deb. 4 3/4s, 2000                      465,625
            5,000,000  Renal Treatment Centers, Inc. cv. sub. notes 5 5/8s, 2006                    6,475,000
                                                                                               --------------
                                                                                                   18,334,325

Hospital Management and Medical Services (1.5%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  Complete Management, Inc. cv. sub. deb. 8s, 2003                             2,636,250
            1,850,000  DRS Technologies, Inc. 144A cv. sub. deb. 9s, 2003                           3,036,313
            4,270,000  Integrated Health Services, Inc. cv. sub. deb. 6s, 2003                      5,091,975
            4,500,000  PhyMatrix, Inc. cv. sub. deb. 6 3/4s, 2003                                   3,718,125
            4,395,000  Sun Healthcare Group, Inc. 144A cv. sub. 6s, 2004                            4,334,569
            1,750,000  Tenet Health Care Corp. cv. sub. notes 6s, 2005                              1,610,000
            3,310,000  U.S. Diagnostic Laboratories, Inc. 144A cv. sub. deb. 9s, 2003               2,449,400
                                                                                               --------------
                                                                                                   22,876,632

Insurance and Finance (1.9%)
-------------------------------------------------------------------------------------------------------------
            4,300,000  Berkshire Hathaway, Inc. cv. sr. notes 1s, 2001                              7,949,625
           10,500,000  Mutual Risk Management 144A cv. sub. deb. zero %, 2015                       7,599,375
            3,065,000  Pioneer Financial Services, Inc. cv. sub. notes 6 1/2s, 2003                 5,444,206
           10,530,000  USF&G Corp. cv. sub. notes zero %, 2009                                      7,686,900
                                                                                               --------------
                                                                                                   28,680,106

Lodging (0.2%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  ShoLodge, Inc. cv. sub. deb. 7 1/2s, 2004                                    2,640,000

Machinery (0.2%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  Thermo Fibertek, Inc. 144A cv. company guaranty 4 1/2s, 2004                 3,146,250

Medical Management Services (0.2%)
-------------------------------------------------------------------------------------------------------------
            3,500,000  Continucare Corp. 144A cv. sub. notes 8s, 2002                               2,975,000

Medical Supplies and Devices (1.1%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  Atrix Labs, Inc. 144A cv. sub. notes 7s, 2004                                5,750,000
            2,000,000  Phoenix Shannon 144A cv. sr. sub. notes
                         9 1/2s, 2000 (In Default) (NON)                                              240,000
            2,000,000  Thermo Cardiosystems, Inc. 144A cv. company guaranty
                         4 3/4s, 2004                                                               2,197,500
            4,260,000  Thermo Instrument Systems, Inc. cv. company guaranty Ser. RG,
                         4s, 2005                                                                   4,435,725
              385,000  Uromed Corp. cv. sub. notes 6s, 2003                                           166,994
            5,615,000  Uromed Corp. 144A cv. sub. notes 6s, 2003                                    2,435,506
            1,000,000  Ventritex, Inc. cv. sub. notes 5 3/4s, 2001                                  1,228,750
                                                                                               --------------
                                                                                                   16,454,475

Metals and Mining (0.3%)
-------------------------------------------------------------------------------------------------------------
            4,169,500  Quanex Corp. cv. sub. deb. 6.88s, 2007                                       4,377,975

Oil and Gas (2.6%)
-------------------------------------------------------------------------------------------------------------
            6,500,000  Aker Maritime cv. deb. 5 1/4s, 2002                                          7,670,000
            6,160,000  Lomak Petroleum, Inc. 144A cv. sub. deb. 6s, 2007                            6,213,900
            3,000,000  Parker Drilling Co. cv. sub. notes 5 1/2s, 2004                              2,932,500
            6,950,000  Pennzoil Co. cv. deb. 4 3/4s, 2003                                           9,834,250
            1,500,000  Pennzoil Co. cv. sub. deb. 6 1/2s, 2003                                      2,968,125
            1,075,000  Pride International, Inc. cv. sub. deb. 6 1/4s, 2006                         2,171,500
            1,500,000  Southern Mineral Corp. cv. deb. 6 7/8s, 2007                                 1,222,500
            6,910,000  Swift Energy Co. cv. sub. notes 6 1/4s, 2006                                 6,814,988
                                                                                               --------------
                                                                                                   39,827,763

Paper and Forest Products (0.4%)
-------------------------------------------------------------------------------------------------------------
            2,550,000  Stone Container Corp. cv. sr. sub. notes 8 7/8s, 2000                        3,541,313
            2,500,000  Stone Container Corp. cv. sub. deb. 6 3/4s, 2007                             2,275,000
                                                                                               --------------
                                                                                                    5,816,313

Pharmaceuticals (3.2%)
-------------------------------------------------------------------------------------------------------------
           10,265,000  Alza Corp. cv. sub. LYON zero %, 2014                                        6,466,950
            4,300,000  Centocor, Inc. 144A cv. sub. notes 4 3/4s, 2005                              4,606,375
            1,990,000  Nabi, Inc. cv. sub. notes 6 1/2s, 2003                                       1,300,963
            3,890,000  Nabi, Inc. 144A cv. sub. notes 6 1/2s, 2003                                  2,489,600
            2,500,000  NeXstar Pharmaceuticals, Inc. 144A cv. sub. deb. 6 1/4s, 2004                2,112,500
           19,830,000  Roche Holdings, Inc. cv. unsub. LYON zero %, 2010
                         (Switzerland)                                                             11,154,375
            5,425,000  Sandoz Capital BVI Ltd. 144A cv. company guaranty 2s, 2002
                         (Switzerland)                                                              8,408,750
            3,000,000  Sepracor, Inc. 144A cv. sub. deb. 7s, 2002                                   7,143,750
            4,880,000  Sepracor, Inc. 144A cv. sub. deb. 6 1/4s, 2005                               5,837,700
                                                                                               --------------
                                                                                                   49,520,963

Publishing (0.2%)
-------------------------------------------------------------------------------------------------------------
            3,600,000  Thomas Nelson, Inc. 144A cv. sub. notes 5 3/4s, 1999                         3,492,000

Real Estate (0.4%)
-------------------------------------------------------------------------------------------------------------
            1,410,000  LTC Properties, Inc. cv. sub. deb. 7 3/4s, 2002 (R)                          1,716,675
            3,750,000  Malan Realty Investors cv. sub. notes 9 1/2s, 2004                           3,853,125
                                                                                               --------------
                                                                                                    5,569,800

Recreation (0.1%)
-------------------------------------------------------------------------------------------------------------
            2,211,000  Speedway Motorsports, Inc. 144A cv. sub. notes 5 3/4s, 2003                  2,448,683

Retail (2.2%)
-------------------------------------------------------------------------------------------------------------
            1,180,000  Baker (J.), Inc. cv. deb. 7s, 2002                                           1,107,725
            4,150,000  Federated Department Stores, Inc. cv. notes 5s, 2003                         6,142,000
            3,750,000  Home Depot, Inc. cv. sub. notes 3 1/4s, 2001                                 5,850,000
            8,385,000  Michaels Stores, Inc. cv. sub. notes 6 3/4s, 2003                            8,311,631
            5,900,000  Office Depot, Inc. cv. LYON zero %, 2007                                     5,818,875
            1,205,000  Pier 1 Imports, Inc. cv. sub. notes 5 3/4s, 2003                             2,607,319
            4,600,000  Sunglass Hut International, Inc. 144A cv. sub. notes 5 1/4s, 2003            3,680,000
                                                                                               --------------
                                                                                                   33,517,550

Satellite Services (0.3%)
-------------------------------------------------------------------------------------------------------------
            4,000,000  Gilat Satellite Networks Ltd. cv. sub. notes 6 1/2s, 2004 (Israel)           4,435,000

Semiconductors (2.1%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  Credence Systems Corp. 144A cv. sub. notes 5 1/4s, 2002                      2,535,000
           11,300,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002               9,831,000
            3,030,000  Integrated Process Equipment Corp. 144A cv. sub. notes
                         6 1/4s, 2004                                                               2,689,125
            6,600,000  LAM Research Corp. 144A cv. sub. notes 5s, 2002                              5,651,250
            6,607,000  Micron Technology, Inc. cv. sub. notes 7s, 2004                              6,350,979
            3,600,000  National Semiconductor Corp. 144A cv. deb. 6 1/2s, 2002                      3,465,000
            4,580,000  Plasma & Materials Technologies, Inc. 144A cv. notes
                         7 1/8s, 2001                                                               2,267,100
                                                                                               --------------
                                                                                                   32,789,454

Shipping (0.3%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  Halter Marine Group, Inc. 144A cv. sub. notes 4 1/2s, 2004                   4,325,000

Telecommunications (1.0%)
-------------------------------------------------------------------------------------------------------------
            1,950,000  DSC Communications Corp. cv. notes 7s, 2004                                  1,786,688
            2,400,000  Inacom Corp. cv. sub. deb. 4 1/2s, 2004                                      2,619,000
            1,250,000  International CableTel, Inc. cv. sub. notes 7s, 2008                         1,520,305
            1,000,000  MIDCOM Communications, Inc. cv. sub. notes 8 1/4s, 2003                        175,000
            4,525,000  MIDCOM Communications, Inc. 144A cv. sub. deb. 8 1/4s, 2003                    791,875
           15,100,000  Rogers Communications cv. deb. 2s, 2005 (Canada)                             9,060,000
                                                                                               --------------
                                                                                                   15,952,868

Textiles (0.1%)
-------------------------------------------------------------------------------------------------------------
            1,350,000  Dixie Group, Inc. (The) cv. deb. 7s, 2012                                    1,191,375

Transportation (1.0%)
-------------------------------------------------------------------------------------------------------------
            5,500,000  Continental Airlines, Inc. cv. sub. deb. 6 3/4s, 2006                       11,130,625
            3,350,000  Offshore Logistics, Inc. 144A cv. sub. notes 6s, 2003                        4,053,500
                                                                                               --------------
                                                                                                   15,184,125
                                                                                               --------------
                       Total Convertible Bonds and Notes
                         (cost $580,062,257)                                                   $  626,915,778

COMMON STOCKS (30.5%) (a)
NUMBER OF SHARES                                                                                        VALUE

Aerospace and Defense (0.6%)
-------------------------------------------------------------------------------------------------------------
               89,700  Boeing Co.                                                              $    4,490,606
               36,000  Lockheed Martin Corp.                                                        4,009,500
                                                                                               --------------
                                                                                                    8,500,106

Airlines (0.2%)
-------------------------------------------------------------------------------------------------------------
               35,600  UAL Corp. (NON)                                                              3,103,875

Aluminum (0.1%)
-------------------------------------------------------------------------------------------------------------
               25,000  Aluminum Co. of America                                                      1,937,500

Automotive (0.5%)
-------------------------------------------------------------------------------------------------------------
               48,000  Chrysler Corp.                                                               1,929,000
              133,800  Ford Motor Co.                                                               6,129,713
                                                                                               --------------
                                                                                                    8,058,713

Automotive Parts (0.3%)
-------------------------------------------------------------------------------------------------------------
               65,000  Goodyear Tire & Rubber Co. (The)                                             4,550,000

Banks (4.7%)
-------------------------------------------------------------------------------------------------------------
               60,000  BankAmerica Corp.                                                            5,100,000
               46,000  BankBoston Corp.                                                             4,965,125
               45,500  Bankers Trust New York Corp. (CUS)                                           5,875,188
               55,400  Citicorp                                                                     8,337,700
               40,000  Crestar Financial Corp.                                                      2,392,500
               55,000  First Chicago NBD Corp.                                                      5,108,125
               20,000  First Tennessee National Corp.                                                 688,750
               73,000  Fleet Financial Group, Inc.                                                  6,305,375
              126,000  KeyCorp                                                                      5,000,625
               25,000  Mercantile Bancorpation, Inc.                                                1,384,375
               32,300  Morgan (J.P.) & Co., Inc.                                                    4,239,375
               69,000  NationsBank Corp.                                                            5,226,750
              110,000  PNC Bank Corp.                                                               6,648,125
               25,000  Summit Bancorp                                                               1,253,125
               21,000  Union Planters Corp.                                                         1,291,500
               59,000  Washington Mutual, Inc.                                                      4,133,688
               11,000  Wells Fargo & Co.                                                            4,053,500
                                                                                               --------------
                                                                                                   72,003,826

Basic Industrial Products (0.3%)
-------------------------------------------------------------------------------------------------------------
               64,000  Deere (John) & Co.                                                           3,740,000

Business Services and Equipment (1.3%)
-------------------------------------------------------------------------------------------------------------
              104,700  Avery Dennison Corp.                                                         5,483,663
               72,000  IBM Corp.                                                                    8,343,000
               60,000  Xerox Corp.                                                                  6,810,000
                                                                                               --------------
                                                                                                   20,636,663

Cable Television (0.3%)
-------------------------------------------------------------------------------------------------------------
              106,300  US West Media Group (NON)                                                    4,012,825

Cellular Communications (0.1%)
-------------------------------------------------------------------------------------------------------------
               60,000  3Com Corp. (NON)                                                             2,055,000

Chemicals (0.4%)
-------------------------------------------------------------------------------------------------------------
               85,000  du Pont (E.I.) de Nemours & Co., Ltd.                                        6,189,063

Computer Software (0.1%)
-------------------------------------------------------------------------------------------------------------
               31,000  Computer Associates International, Inc.                                      1,815,438

Conglomerates (0.3%)
-------------------------------------------------------------------------------------------------------------
               56,550  Cooper Industries, Inc.                                                      3,781,781

Consumer Non Durables (0.9%)
-------------------------------------------------------------------------------------------------------------
               57,500  Clorox Co.                                                                   4,822,813
               42,200  Colgate-Palmolive Co.                                                        3,784,813
              148,000  Philip Morris Cos., Inc.                                                     5,522,250
                                                                                               --------------
                                                                                                   14,129,876

Containers (0.1%)
-------------------------------------------------------------------------------------------------------------
               43,000  Owens-Illinois, Inc. (NON)                                                   1,701,188

Electric Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------
               63,700  Duke Energy Corp.                                                            3,686,638
               41,400  Southern Co.                                                                 1,097,100
               83,000  Texas Utilities Co.                                                          3,320,000
                                                                                               --------------
                                                                                                    8,103,738

Electronics and Electrical Equipment (2.0%)
-------------------------------------------------------------------------------------------------------------
               64,000  Emerson Electric Co.                                                         4,072,000
              140,000  General Electric Co.                                                        11,917,500
               58,200  Hewlett-Packard Co.                                                          4,383,188
              117,700  Seagate Technology, Inc. (NON)                                               3,141,119
              101,000  Texas Instruments, Inc.                                                      6,470,313
                                                                                               --------------
                                                                                                   29,984,120

Entertainment (0.4%)
-------------------------------------------------------------------------------------------------------------
               39,000  Time Warner, Inc.                                                            3,061,500
               62,000  Viacom, Inc. Class B (NON)                                                   3,596,000
                                                                                               --------------
                                                                                                    6,657,500

Environmental Control (0.3%)
-------------------------------------------------------------------------------------------------------------
               82,300  USA Waste Services, Inc. (NON)                                               4,037,844

Financial Services (1.0%)
-------------------------------------------------------------------------------------------------------------
               50,000  American Express Co.                                                         5,100,000
               69,500  Lehman Brothers Holding, Inc.                                                4,938,844
               55,000  Merrill Lynch & Co., Inc.                                                    4,826,250
                                                                                               --------------
                                                                                                   14,865,094

Food and Beverages (1.9%)
-------------------------------------------------------------------------------------------------------------
               91,000  Anheuser-Busch Cos., Inc.                                                    4,168,938
              183,000  ConAgra, Inc.                                                                5,341,313
               30,000  General Mills, Inc.                                                          2,026,875
               77,972  Heinz (H.J.) Co.                                                             4,249,474
               70,000  Nabisco Holdings Corp. Class A                                               3,346,875
               63,400  RJR Nabisco Holdings Corp.                                                   1,763,313
               54,000  Sara Lee Corp.                                                               3,216,375
               40,500  The Quaker Oats Co.                                                          2,106,000
              160,000  Whitman Corp.                                                                3,130,000
                                                                                               --------------
                                                                                                   29,349,163

Gas Pipelines (0.1%)
-------------------------------------------------------------------------------------------------------------
               46,000  Sonat, Inc.                                                                  2,041,250

Health Care (0.6%)
-------------------------------------------------------------------------------------------------------------
              153,000  Baxter International, Inc.                                                   8,481,938

Health Care Services (0.3%)
-------------------------------------------------------------------------------------------------------------
               57,300  United Healthcare Corp.                                                      4,025,325

Hospital Management (0.5%)
-------------------------------------------------------------------------------------------------------------
               60,000  Tenet Healthcare Corp. (NON)                                                 2,246,250
               69,900  Wellpoint Health Networks, Inc. (NON)                                        5,041,538
                                                                                               --------------
                                                                                                    7,287,788

Insurance and Finance (1.6%)
-------------------------------------------------------------------------------------------------------------
               48,600  Aetna, Inc.                                                                  3,927,488
               50,000  Allstate Corp.                                                               4,812,500
               68,000  American General Corp.                                                       4,530,500
               38,000  AON Corp.                                                                    2,451,000
               18,888  CIGNA Corp.                                                                  3,908,636
               45,000  Equitable Companies, Inc.                                                    2,783,687
               50,000  Federal National Mortgage Association                                        2,993,750
                                                                                               --------------
                                                                                                   25,407,561

Leisure (0.2%)
-------------------------------------------------------------------------------------------------------------
               94,000  Hasbro, Inc.                                                                 3,460,375

Machinery (0.2%)
-------------------------------------------------------------------------------------------------------------
               63,500  Caterpillar, Inc.                                                            3,615,531

Medical Supplies and Devices (0.2%)
-------------------------------------------------------------------------------------------------------------
              112,400  U.S. Surgical Corp.                                                          3,540,600

Oil and Gas (2.7%)
-------------------------------------------------------------------------------------------------------------
               95,600  Amoco Corp.                                                                  4,230,300
               54,400  British Petroleum PLC ADR (United Kingdom)                                   5,140,800
              100,000  Elf Aquitane ADR (France)                                                    6,493,750
              100,000  Exxon Corp.                                                                  7,293,750
               60,000  Halliburton Co.                                                              3,300,000
               60,000  Mobil Corp.                                                                  4,740,000
               66,000  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                              3,733,125
               60,000  Tosco Corp.                                                                  2,137,500
               64,500  Total Corp. ADR (France)                                                     3,789,375
                                                                                               --------------
                                                                                                   40,858,600

Paper and Forest Products (0.7%)
-------------------------------------------------------------------------------------------------------------
              100,000  Fort James Corp.                                                             4,962,500
               80,000  International Paper Co.                                                      4,175,000
               37,300  Weyerhaeuser Co.                                                             2,149,413
                                                                                               --------------
                                                                                                   11,286,913

Pharmaceuticals (0.6%)
-------------------------------------------------------------------------------------------------------------
               80,000  Merck & Co., Inc.                                                            9,640,000

Pharmaceuticals and Biotechnology (1.6%)
-------------------------------------------------------------------------------------------------------------
               97,000  American Home Products Corp.                                                 9,033,125
               70,000  Bristol-Myers Squibb Co.                                                     7,411,250
              107,100  Pharmacia & Upjohn, Inc.                                                     4,504,894
               59,000  Smithkline Beecham PLC ADR (United Kingdom)                                  3,514,188
                                                                                               --------------
                                                                                                   24,463,457

Photography (0.3%)
-------------------------------------------------------------------------------------------------------------
               59,647  Eastman Kodak Co.                                                            4,305,768

Publishing (0.5%)
-------------------------------------------------------------------------------------------------------------
               49,000  McGraw-Hill, Inc.                                                            3,794,438
               61,500  Times Mirror Co. Class A                                                     3,763,031
                                                                                               --------------
                                                                                                    7,557,469

REIT's (Real Estate Investment Trust) (0.3%)
-------------------------------------------------------------------------------------------------------------
               29,000  Equity Residential Properties Trust                                          1,424,625
               78,000  Starwood Lodging Trust                                                       3,914,625
                                                                                               --------------
                                                                                                    5,339,250

Retail (1.0%)
-------------------------------------------------------------------------------------------------------------
               30,000  Dayton Hudson Corp.                                                          2,619,375
               76,300  Federated Department Stores, Inc. (NON)                                      3,753,006
              334,800  K mart Corp. (NON)                                                           5,838,075
                    8  Proffitt's, Inc. (NON)                                                             318
              130,000  Toys "R" Us (NON)                                                            3,583,125
                                                                                               --------------
                                                                                                   15,793,899

Savings and Loans (0.1%)
-------------------------------------------------------------------------------------------------------------
               28,000  Charter One Financial, Inc.                                                  1,895,250

Specialty Consumer Products (--%)
-------------------------------------------------------------------------------------------------------------
               94,202  Bolle, Inc. (NON)                                                              500,448

Telephone Services (0.5%)
-------------------------------------------------------------------------------------------------------------
              110,197  Cincinnati Bell, Inc.                                                        4,215,035
               69,000  US West, Inc.                                                                3,639,750
                                                                                               --------------
                                                                                                    7,854,785

Telephone Utilities (1.5%)
-------------------------------------------------------------------------------------------------------------
               95,500  American Telephone & Telegraph Co.                                           5,735,969
               97,000  Ameritech Corp.                                                              4,128,563
               69,179  Bell Atlantic Corp.                                                          6,472,560
              120,904  SBC Communications, Inc.                                                     5,009,960
               28,795  Sprint Corp.                                                                 1,967,048
                                                                                               --------------
                                                                                                   23,314,100

Transportation (0.7%)
-------------------------------------------------------------------------------------------------------------
               35,800  Burlington Northern Santa Fe Corp.                                           3,544,200
               53,500  Canadian National Railway Co. (Canada)                                       3,480,844
               31,400  Delta Air Lines, Inc.                                                        3,650,250
                                                                                               --------------
                                                                                                   10,675,294
                                                                                               --------------
                       Total Common Stocks (cost $389,482,064)                                 $  470,558,914

CONVERTIBLE PREFERRED STOCKS (25.6%) (a)
NUMBER OF SHARES                                                                                        VALUE

Automotive Parts (0.4%)
-------------------------------------------------------------------------------------------------------------
               63,700  Federal-Mogul Corp. 144A $3.50 cv. cum. pfd.                            $    4,586,400
               90,000  Walbro Capital Trust $2.00 cv. pfd.                                          2,013,750
                                                                                               --------------
                                                                                                    6,600,150

Banks (1.1%)
-------------------------------------------------------------------------------------------------------------
               78,050  Sovereign Bancorp Inc. $3.125 cv. cum. pfd.                                 10,614,800
               81,350  Union Planters Corp. Ser. E, $2.00 cv. pfd.                                  6,141,925
                                                                                               --------------
                                                                                                   16,756,725

Basic Industrial Products (0.6%)
-------------------------------------------------------------------------------------------------------------
              35,040   Case Corp. Ser. A, $4.50 cv. pfd.                                            5,155,260
             176,400   Ingersoll-Rand Co. $0.195 cv. pfd.                                           3,616,200
                                                                                               --------------
                                                                                                    8,771,460

Broadcasting (0.6%)
-------------------------------------------------------------------------------------------------------------
              94,500   Sinclair Broadcast Group, Inc. $3.00 cv. pfd.                                6,053,906
             276,000   Triathlon Broadcasting Co. $0.945 cv. pfd.                                   2,760,000
                                                                                               --------------
                                                                                                    8,813,906

Building and Construction (0.3%)
-------------------------------------------------------------------------------------------------------------
             120,000   Beazer Homes USA, Inc. Ser. A, $2.00 cv. pfd.                                3,990,000

Business Equipment and Services (0.4%)
-------------------------------------------------------------------------------------------------------------
             115,000   Unisys Corp. Ser. A, $3.75 cv. pfd.                                          5,649,375

Cable Television (0.7%)
-------------------------------------------------------------------------------------------------------------
             169,000   Tele-Communications (TCI Group) Ser. A, $2.125 cv. pfd.                     11,555,375

Communications (0.5%)
-------------------------------------------------------------------------------------------------------------
              72,000   Evergreen Media Corp. 144A $3.00 cv. pfd.                                    7,083,000

Computer Services (0.6%)
-------------------------------------------------------------------------------------------------------------
             171,270   Wang Laboratories, Inc. Ser. B, $3.25 cv. pfd.                               9,805,208

Computers (0.5%)
-------------------------------------------------------------------------------------------------------------
             200,500   Vanstar Corp. 144A $3.375 cv. pfd.                                           8,045,063

Conglomerates (0.4%)
-------------------------------------------------------------------------------------------------------------
             325,000   Cooper Industries, Inc., 6.00%, cv. pfd.                                     5,768,750

Consumer Products (0.5%)
-------------------------------------------------------------------------------------------------------------
             130,000   Newell Financial Trust 144A $2.625 cv. cum. pfd.                             7,507,500

Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------
              56,600   Cendant Corp. $0.65 cv. pfd.                                                 1,981,000

Electric Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------
             169,000   Calenergy Capital Trust $3.125 cv. cum. pfd.                                10,161,125
             104,000   El Paso Energy Capital Trust $2.375 cv. pfd.                                 5,466,500
                                                                                               --------------
                                                                                                   15,627,625

Electronics and Electrical Equipment (0.6%)
-------------------------------------------------------------------------------------------------------------
             102,100   Pioneer Standard Electronics, Inc. 144A $3.375 cv. pfd.                      5,360,250
             169,000   Sensormatic Electronics Corp. 144A $1.625 cv. pfd.                           4,351,750
                                                                                               --------------
                                                                                                    9,712,000

Entertainment (1.1%)
-------------------------------------------------------------------------------------------------------------
             159,100   Metromedia International Group, Inc. $3.625 cv. cum. pfd.                   10,202,288
             132,870   Station Casinos, Inc. $3.50 cv. pfd.                                         6,892,631
                                                                                               --------------
                                                                                                   17,094,919

Financial Services (0.9%)
-------------------------------------------------------------------------------------------------------------
             145,543   Finova Finance Trust $2.75 cv. cum. pfd.                                    11,388,740
              51,000   Mandatory Common Exchange Trust (The),
                         7.25%, cv. pfd.                                                            2,346,000
                                                                                               --------------
                                                                                                   13,734,740

Food (0.6%)
-------------------------------------------------------------------------------------------------------------
              85,300   Chiquita Brands International, Inc. Ser. B, $3.75 cv. pfd.                   4,830,113
              65,000   Dole Food Co., Inc., 7.00%, cv. pfd.                                         2,713,750
              28,100   Suiza Foods Corp. 144A $2.75 cv. pfd.                                        1,366,363
                                                                                               --------------
                                                                                                    8,910,226

Hospital Management (0.3%)
-------------------------------------------------------------------------------------------------------------
             319,183   MedPartners, Inc. $1.44 cv. pfd.                                             4,209,226

Information Systems (0.2%)
-------------------------------------------------------------------------------------------------------------
              62,500   Vanstar Financial Trust Corp. $3.375 cv. pfd.                                2,468,750

Insurance and Finance (2.3%)
-------------------------------------------------------------------------------------------------------------
              97,700   Aetna, Inc. $4.758 cv. pfd.                                                  7,669,450
              84,661   American General Delaware Corp. $3.00 cv. cum. pfd.                          7,196,185
              31,700   American Heritage Life Investment Corp. $4.25 cv. pfd.                       2,076,350
              83,700   Penncorp Financial Group, Inc. 144A $3.50 cv. pfd.                           3,980,981
             211,885   Philadelphia Consolidated Holding Corp., 0.50%, cv. pfd.                     1,946,693
             121,100   Protective Life Corp. $3.25 cv. cum. pfd.                                    7,568,750
              78,400   St. Paul Capital LLC $3.00 cv. cum. pfd.                                     5,723,200
                                                                                               --------------
                                                                                                   36,161,609

Medical Supplies and Devices (0.3%)
-------------------------------------------------------------------------------------------------------------
              47,000   Mckesson Corp. $2.50 cv. pfd.                                                4,547,250

Metals and Mining (1.1%)
-------------------------------------------------------------------------------------------------------------
              70,000   Amax Gold, Inc. Ser. B, $3.75 cv. pfd.                                       3,351,250
             196,800   Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                             4,526,400
              90,400   Pittston Mineral Corp. 144A $3.125 dep. shs. cv. pfd.                        3,435,200
              70,000   Timet Capital Trust I 144A $3.313 cv. pfd.                                   3,241,875
              30,645   Titanium Metals Corp. $3.313 cv. pfd.                                        1,419,247
                                                                                               --------------
                                                                                                   15,973,972

Oil and Gas (2.1%)
-------------------------------------------------------------------------------------------------------------
             107,000   Devon Financing Trust $3.25 cv. pfd.                                         7,436,500
              60,000   Lomak Petroleum, Inc. 144A $2.875 cv. pfd.                                   2,580,000
              30,000   Lomak Petroleum, Inc. 144A $2.03 cv. pfd.                                    1,095,000
             100,580   Neuvo Energy Ser. A, $2.875 cv. pfd.                                         4,727,260
             167,500   Tosco Financing Trust 144A $2.875 cv. pfd.                                  10,385,000
             109,900   Unocal Capital Trust $3.125 cv. cum. pfd.                                    6,305,513
                                                                                               --------------
                                                                                                   32,529,273

Paper and Forest Products (0.7%)
-------------------------------------------------------------------------------------------------------------
             202,700   International Paper Co. $2.625 cv. pfd.                                     10,945,800

Publishing (0.5%)
-------------------------------------------------------------------------------------------------------------
              60,000   Golden Books Family Entertainment, Inc. $4.375 cv. cum. pfd.                 3,277,500
             100,000   Houghton Mifflin Co. $4.08 cv. pfd.                                          3,600,000
                                                                                               --------------
                                                                                                    6,877,500

Real Estate (2.1%)
-------------------------------------------------------------------------------------------------------------
              53,500   Camden Property Trust Ser. A, $2.25 cv. cum. pfd. (R)                        1,477,938
             438,950   Equity Residential Properties Trust Ser. E, $1.75 cv. pfd. (R)              11,961,388
             146,000   Insignia Financial Group, Inc. 144A $3.25 cv. pfd.                           7,865,750
             195,000   Security Capital Pacific Trust Ser. A, $1.75 cv. pfd.                        5,813,438
              74,490   Tanger Factory Outlet Centers $1.802 cv. pfd. (R)                            2,011,230
              66,500   Vornado Realty Trust Ser. A, $3.25 cv. cum. pfd.                             3,823,750
                                                                                               --------------
                                                                                                   32,953,494

Retail (1.5%)
-------------------------------------------------------------------------------------------------------------
             195,000   Ann Taylor Finance Trust $4.25 cv. cum. pfd.                                 9,847,500
             204,600   Kmart Financing I $3.875 cv. cum. pfd.                                      13,452,450
                                                                                               --------------
                                                                                                   23,299,950

Savings and Loans (0.8%)
-------------------------------------------------------------------------------------------------------------
              82,000   Ahmanson (H.F.) & Co. $3.00 cv. pfd.                                        12,930,375

Telecommunications (0.7%)
-------------------------------------------------------------------------------------------------------------
             144,680   AirTouch Communications, Inc. Ser. C, $2.125 cv. pfd.                       11,113,229

Telephone Services (0.6%)
-------------------------------------------------------------------------------------------------------------
             118,900   US West, Inc. Ser. D, $2.25 cv. cum. pfd.                                    9,066,125

Tobacco (0.1%)
-------------------------------------------------------------------------------------------------------------
             127,000   DIMON, Inc. $3.25 cv. pfd.                                                   2,143,125

Transportation (1.4%)
-------------------------------------------------------------------------------------------------------------
              75,500   CNF Trust I Ser. A, $2.50 cv. cum. pfd.                                      4,379,000
             150,100   Hvide Capital Trust 144A $3.25 cv. pfd.                                      7,017,175
             186,373   Union Pacific 144A $3.125 cv. cum. pfd.                                      9,877,769
                                                                                               --------------
                                                                                                   21,273,944
                                                                                               --------------
                       Total Convertible Preferred Stocks
                         (cost $351,039,841)                                                   $  393,900,644

WARRANTS (--%)(a)(NON)(cost $ 89,869)                                            EXPIRATION
NUMBER OF WARRANTS                                                                 DATE                 VALUE
-------------------------------------------------------------------------------------------------------------
              13,827   Security Capital Group                                     9/18/98      $       38,888

SHORT-TERM INVESTMENTS (1.9%) (a)(cost $29,056,447)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
         $29,052,000   Interest in $500,000,000 joint repurchase agreement
                         dated April 30, 1998 with Lehman Brothers
                         due May 1, 1998 with respect to various
                         U.S. Treasury obligations -- maturity value of
                         $29,056,447 for an effective yield of 5.51%                           $   29,056,447
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $1,349,730,478) (b)                             $1,520,470,671
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $1,541,650,009.

(b)   The aggregate identified cost on a tax basis is $1,349,890,142, resulting in gross unrealized appreciation and depreciation of $232,278,149 and $61,697,620, respectively, or net unrealized appreciation of
      $170,580,529.

(NON) Non-income-producing security.

(CUS) This entity provides subcustodian services to the fund.

(R)   Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the
      Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR, after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,349,730,478) (Note 1)                                            $1,520,470,671
---------------------------------------------------------------------------------------------------
Cash                                                                                        591,225
---------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                        10,351,622
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    2,462,838
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           22,547,567
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                            469,390
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,556,893,313

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         11,425,344
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                1,077,998
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,075,882
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   33,653
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                24,721
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,541
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      515,346
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       88,819
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        15,243,304
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,541,650,009

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $1,252,601,429
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (5,964,921)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                  124,273,308
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                       170,740,193
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,541,650,009

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,208,621,651 divided by 52,742,477 shares)                                                $22.92
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $22.92)*                                      $24.32
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($313,619,459 divided by 13,827,826 shares)**                                                $22.68
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($19,408,899 divided by 852,867 shares)                                                      $22.76
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $22.76)*                                      $23.59
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended April 30, 1998 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Interest                                                                              $ 18,547,223
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $6,136)                                                14,188,032
--------------------------------------------------------------------------------------------------
Total investment income                                                                 32,735,255

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         4,143,017
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             735,407
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           13,616
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             9,393
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    1,468,928
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    1,390,822
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       63,632
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     36,395
--------------------------------------------------------------------------------------------------
Registration fees                                                                           33,000
--------------------------------------------------------------------------------------------------
Auditing                                                                                    16,884
--------------------------------------------------------------------------------------------------
Legal                                                                                        5,568
--------------------------------------------------------------------------------------------------
Postage                                                                                     14,812
--------------------------------------------------------------------------------------------------
Other                                                                                      411,840
--------------------------------------------------------------------------------------------------
Total expenses                                                                           8,343,314
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (387,097)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             7,956,217
--------------------------------------------------------------------------------------------------
Net investment income                                                                   24,779,038
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                       115,988,024
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                                848,904
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the period                                                   (630,075)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                             1,687,990
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                117,894,843
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $142,673,881
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                    Six months ended        Year ended
                                                                                           April 30         October 31
                                                                                              1998*               1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                               $   24,779,038      $   43,188,991
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                          116,836,928         134,480,706
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                             1,057,915          73,719,928
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   142,673,881         251,389,625
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                            (24,793,434)        (40,930,205)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (4,988,692)         (6,775,056)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                               (331,758)           (414,757)
----------------------------------------------------------------------------------------------------------------------
  In excess of net investment income
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                                     --          (2,870,230)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                     --            (475,100)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                     --             (29,085)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                            (99,608,489)        (66,832,559)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                            (22,393,436)        (11,391,471)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                             (1,318,676)           (700,350)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                      112,058,340         267,640,833
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                           101,297,736         388,611,645

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  1,440,352,273       1,051,740,628
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $5,964,921
and $630,075, respectively)                                                        $1,541,650,009       $1,440,352,273
----------------------------------------------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       April 30
operating performance         (Unaudited)                                  Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $23.22           $21.24           $19.42           $19.09           $20.38           $17.60
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .39(d)           .78(d)           .81(d)           .85              .81              .87
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          1.75             3.70             2.70             1.60             (.46)            2.87
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               2.14             4.48             3.51             2.45              .35             3.74
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.48)            (.87)            (.98)            (.96)            (.74)            (.96)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --             (.06)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (1.96)           (1.57)            (.71)           (1.16)            (.90)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (2.44)           (2.50)           (1.69)           (2.12)           (1.64)            (.96)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $22.92           $23.22           $21.24           $19.42           $19.09           $20.38
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)          10.23*           22.86            18.99            14.38             1.84            21.74
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,208,622       $1,168,470         $898,486         $756,645         $697,946         $707,969
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .49*            1.03             1.06             1.16              .96              .96
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.75*            3.56             3.99             4.64             4.16             4.55
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             42.42*           70.74            61.43            69.52            48.37            66.63
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                     $.0488           $.0507           $.0508
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment  and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                                                       For the period
Per-share                       April 30                                                                        July 15, 1993+
operating performance         (Unaudited)                            Year ended October 31                      to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $23.01           $21.09           $19.30           $19.00           $20.35           $19.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .30(d)           .63(d)           .66(d)           .69              .74              .23
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          1.73             3.64             2.68             1.61             (.55)             .82
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               2.03             4.27             3.34             2.30              .19             1.05
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.40)            (.73)            (.84)            (.84)            (.66)            (.23)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --             (.05)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (1.96)           (1.57)            (.71)           (1.16)            (.88)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (2.36)           (2.35)           (1.55)           (2.00)           (1.54)            (.23)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $22.68           $23.01           $21.09           $19.30           $19.00           $20.35
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           9.80*           21.89            18.14            13.54             1.00             5.43*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $313,619         $257,163         $146,127          $75,309          $31,432           $4,439
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .87*            1.78             1.81             1.91             1.71              .52*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.36*            2.78             3.26             3.92             3.58              .91*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             42.42*           70.74            61.43            69.52            48.37            66.63
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                     $.0488           $.0507           $.0508
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment  and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                         April 30                  Year ended         March 13, 1995+
operating performance                                           (Unaudited)                 October 31          to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $23.08           $21.14           $19.37           $17.79
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .33(d)           .67(d)           .73(d)           .64
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            1.74             3.67             2.65             1.64
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 2.07             4.34             3.38             2.28
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.43)            (.78)            (.90)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --             (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.96)           (1.57)            (.71)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (2.39)           (2.40)           (1.61)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $22.76           $23.08           $21.14           $19.37
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             9.96*           22.24            18.30            12.99*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $19,409          $14,719           $7,128           $1,753
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .74*            1.53             1.54             1.04*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             1.49*            3.04             3.55             2.89*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               42.42*           70.74            61.43            69.52
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                       $.0488           $.0507           $.0508
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment  and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
April 30, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Convertible Income-Growth Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital conservation as a secondary objective.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Discounts on zero coupon bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 1998 the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1998 fund expenses were reduced by $387,097 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,250 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended April 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $180,391 and $13,167 from the sale of class A and class M shares, respectively and $194,951 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received $1,274 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended April 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $605,343,516 and $635,829,154, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At April 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended
                                          April 30, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,527,461     $122,992,350
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     4,892,447      103,108,093
------------------------------------------------------------
                                 10,419,908      226,100,443

Shares
repurchased                      (7,995,119)    (175,702,583)
------------------------------------------------------------
Net increase                      2,424,789     $ 50,397,860
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      12,142,887     $265,281,015
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     4,574,214       95,070,612
------------------------------------------------------------
                                 16,717,101      360,351,627

Shares
repurchased                      (8,692,035)    (190,385,046)
------------------------------------------------------------
Net increase                      8,025,066     $169,966,581
------------------------------------------------------------

                                         Six months ended
                                          April 30, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,536,115      $55,793,042
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,041,741       21,732,762
------------------------------------------------------------
                                  3,577,856       77,525,804

Shares
repurchased                        (925,614)     (20,503,730)
------------------------------------------------------------
Net increase                      2,652,242      $57,022,074
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,356,953     $116,465,127
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       721,404       14,907,349
------------------------------------------------------------
                                  6,078,357      131,372,476

Shares
repurchased                      (1,832,828)     (40,163,605)
------------------------------------------------------------
Net increase                      4,245,529     $ 91,208,871
------------------------------------------------------------

                                         Six months ended
                                          April 30, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         305,639       $6,742,586
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        67,734        1,419,162
------------------------------------------------------------
                                    373,373        8,161,748

Shares
repurchased                        (158,195)      (3,523,342)
------------------------------------------------------------
Net increase                        215,178       $4,638,406
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         575,594      $12,484,454
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        48,222          997,306
------------------------------------------------------------
                                    623,816       13,481,760

Shares
repurchased                        (323,289)      (7,016,379)
------------------------------------------------------------
Net increase                        300,527      $ 6,465,381
------------------------------------------------------------



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Edward T. Shadek, Jr.
Vice President

Charles G. Pohl
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

SA019-42845 008/223/920     6/98